EXHIBIT (j)(5)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Susan A. Pickar and  Alexander D. Hudson, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 002-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof.  Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Nicholas G. Chiarello	March 13, 2018
Signature	Date

Name: Nicholas G. Chiarello

Title: Independent Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Susan A. Pickar and  Alexander D. Hudson, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 002-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof.  Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ William A. Coats	March 13, 2018
Signature	Date

Name: William A. Coats

Title: Independent Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Susan A. Pickar and  Alexander D. Hudson, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 002-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof.  Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ John E.Q. Orner	March 13, 2018
Signature	Date

Name: John E.Q. Orner

Title: Independent Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Susan A. Pickar and  Alexander D. Hudson, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 002-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof.  Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

Ralph Woodard, Jr.	March 13, 2018
Signature	Date

Name: Ralph Woodard, Jr.

Title: Independent Trustee